Exhibit 10.20

AMENDMENT TO CONSULTANCY AGREEMENT

This Amendment the Services Agreement (the “Amendment”) is made as of May 4, 2022, by and between Jeffs’ Brands Ltd., a company organized under the laws of the State of Israel (the “Company”) and Mr. Viki Hackmon (the “Consultant”).

WHEREAS,	Company and the Consultant are parties to a certain services agreement, dated October 25, 2020 (the “Original Agreement”, and together with this Amendment: the “Agreement”); and,

WHEREAS,	the parties hereto wish to amend certain provisions of the Original Agreement, as more fully set forth in this Amendment.

NOW THEREFORE,	in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Compensation and Bonus.

Subject to the closing of the initial public offering of the Company in the US:

1.1.	The monthly Fee payable to Consultant shall be NIS 80,000 (VAT inclusive, if applicable), and

1.2.	Consultant shall be entitled to a one time bonus in a gross amount of NIS 480,000 (VAT inclusive, if applicable), equivalent to six (6) month Fee.

2.	Miscellaneous

2.1.	Except as set forth herein, the Original Agreement shall remain in full force and effect in accordance with its terms and conditions. In case of any controversy between the Original Agreement and the herein terms, the latter shall govern and prevail.

2.2.	This Amendment constitutes an integral part of the Consulting Agreement. Any Capitalized Terms not herein defined shall have the meaning ascribed to them in the Consulting Agreement.

2.3.	Any Capitalized Terms not herein defined shall have the meaning ascribed to them in the Original Agreement.

[Signatures Page Below]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

	/s/ Jeffs’ Brands Ltd.	/s/ Viki Hackmon
	Jeffs’ Brands Ltd.	Consultant
By:
Title: